                                                            EXHIBIT 10.06

                              EQUIPMENT TERM NOTE


Principal Amount:                          Troy, Michigan
$712,000

Due Date: February 1, 2003                 Dated: February 11, 1999

         FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "Borrower"), promises to pay to the order of Crestmark Bank (hereinafter referred to as "Crestmark"), at its offices located at 850 East Long Lake Road, Troy, Michigan 48098, or at such other place as Crestmark may designate in writing, the principal sum of SEVEN HUNDRED TWELVE THOUSAND AND NO/100 ($712,000) DOLLARS, plus interest as hereinafter provided, in lawful money of the United States of America, plus all other indebtedness, fees and expenses owing from Borrower to Crestmark (collectively, the "Indebtedness").

         The unpaid principal balance outstanding from time to time under this Note shall bear interest on a basis of a year of 360 days for the actual number of days the principal is outstanding at an interest rate of ELEVEN (11%) PERCENT (the "Effective Interest Rate").

         This Note shall be repaid by consecutive equal monthly installments of principal and interest in the amount of EIGHTEEN THOUSAND SEVEN HUNDRED FORTY THREE AND NO/100 ($18,743) DOLLARS each, all such installment payments commencing on the first (1st) day of March, 1999 and continuing on the first
(1st) day of each month thereafter up to and until February 1, 2003, when the unpaid principal balance and all accrued interest thereon shall be due and payable in full, or such earlier date upon which the indebtedness is due and payable as a result of acceleration or otherwise (the earlier of such date being the "Due Date").

         The Money Advance and all interest due and payable hereunder shall be charged to a Loan Account in Borrower's name on Crestmark's books, and Crestmark shall debit to such account the amount of the Money Advance and all interest when made or owing and credit to such account the amount of each repayment hereunder. Crestmark shall render Borrower, from time to time a statement of account setting forth the Borrower's loan balance in said Loan Account which shall be presumed to be correct and accepted by and binding upon Borrower, unless Crestmark receives a written statement of exceptions within ten (10) Business Days after such statement has been rendered to Borrower. Such statement of account shall be prima facie evidence of the loan and advance owing to Crestmark by Borrower hereunder, together with interest accrued thereon and all expenses to date.

         Any payment made by mail will be deemed tendered and received only upon actual receipt, (time being of the essence), at the address of Crestmark designated for such payment. Borrower hereby expressly assumes all risk of loss or liability resulting from non-delivery or delay in delivery of any payment transmitted by mail or in any other manner. No delay or failure of Crestmark in exercising any right, remedy, power or privilege hereunder shall affect such right, remedy, power or privilege, nor shall any single or partial exercise thereof preclude the exercise of any other right, remedy, power or privilege.

         No delay or failure of Crestmark at any time to demand strict adherence to the terms of this Note shall be deemed to constitute a course of conduct inconsistent with Crestmark's right at any time, before or after any event of default, to demand strict adherence to the terms of this Note.

         Borrower has paid or will contemporaneously pay to Crestmark a non-refundable commitment fee in the aggregate amount of SEVEN THOUSAND ONE HUNDRED TWENTY AND NO/100 ($7,120) DOLLARS for the extension of the loan, which fee has been fully earned by Crestmark.

         Borrower may prepay this Note in full or in part at any time, but only upon the simultaneous payment of the following prepayment fee: (i) prior to February 1, 2000, the prepayment tee is THIRTY FIVE THOUSAND SIX HUNDRED AND NO/100 ($35,600) DOLLARS, (ii) on or after February 1, 2000, but prior to February 1, 2001, the prepayment fee is TWENTY ONE THOUSAND THREE HUNDRED SIXTY AND NO/100 ($21,360), and (iii) on or after February 1, 2001, but prior to February 1, 2002, the prepayment fee is SEVEN THOUSAND ONE HUNDRED TWENTY AND NO/100 ($7,120) DOLLARS.

         Nothing herein contained, nor any transaction relating thereto, or hereto, shall be construed or so operate as to require the Borrower to pay, or be charged, interest at a greater rate than the maximum allowed by the applicable law relating to this Note. Should any interest or other charges, charged, paid or payable by the Borrower in connection with this Note, or any other document delivered in connection herewith, result in the charging, compensation, payment or earning of interest in excess of the maximum allowed by the applicable law as aforesaid, then any and all such excess shall be and the same is hereby waived by the holder, and any and all such excess paid shall be automatically credited against and in reduction of the principal due under this Note.

         The occurrence of any of the following events and the continuance thereof for five (5) days after Borrower's receipt Of written notice of the event will, for purposes of this Note, constitute a "Default":

              (a) Failure by the Borrower to pay any amount owing on the Indebtedness when due whether by maturity, acceleration or otherwise.

              (b) Any failure by the Borrower or any guarantor of all or any part of the Indebtedness to comply with any of the terms, provisions, warranties or covenants of this Note, the Security Agreement or any other agreement or commitment between the Borrower or any guarantor and Crestmark.

              (c) Institution of remedial proceedings or other exercise of rights and remedies by the holder of any mortgage, security interest or other lien against the Collateral or any portion thereof.

              (d) The insolvency of the Borrower or any guarantor or the admission in writing of the Borrower's or any guarantor's inability to pay debts as they mature.

              (e) Any statement, representation or information made or furnished by or on behalf of the Borrower or any guarantor to Crestmark in connection with or to induce Crestmark to provide any of the Indebtedness shall prove to be false or materially misleading when made or furnished.

              (f) Institution of bankruptcy, reorganization, - insolvency or other similar proceedings by or against the Borrower or any guarantor.

              (g) The Collateral suffers any loss, theft, substantial damage or destruction, or any judgment or lien is issued or filed against the Collateral.

              (h) Sale or other disposition by the Borrower or any guarantor of any substantial portion of assets or property or the dissolution, merger, consolidation, termination of existence, insolvency, business failure or assignment for the benefit of creditors of or by the Borrower or any guarantor.

              (i) If there is any failure by the Borrower or any guarantor to pay when due any indebtedness (other than to Crestmark) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness.

              (j) There is a substantial change in the existing or prospective financial condition or worth of the Borrower, any guarantor or the Collateral, which Crestmark in good faith determines to be materially adverse.

         Upon the occurrence of a Default, Crestmark has the option to declare all or part of the indebtedness (including this Note) immediately due and payable. During any period of Default, the outstanding amount of the Indebtedness will bear interest at a rate which is equal to Six (6'k) PERCENT per annum greater than the Effective Interest Rate otherwise charged hereunder (the "Default Rate"). If this Note is not paid at maturity (whether by acceleration or otherwise), Crestmark shall have all of the rights and remedies provided at law or equity or by agreement, including, without limit, the right to sell or liquidate all or any part of the Collateral or offset or apply against the Indebtedness any account balance or other deposit. The remedies of Crestmark are cumulative and not exclusive. if any required installment is not paid within ten (10) days from the date same is due, then, at the option of Crestmark, in addition to all other sums due hereunder, including the Default Rate, a late charge of not more than FIVE CENTS ($.05) for each dollar of the installment so overdue may be charged in order to compensate Crestmark for additional costs and expenses which will be incurred by Crestmark as a result of such late payment.

         Borrower hereby grants to Crestmark a security interest in Crestmark's own indebtedness or liability to Borrower, if any, however evidenced, including a security interest in all of Borrower's bank deposits, instruments, negotiable documents and chattel paper which at any time are in the possession or control of Crestmark, as further security for repayment of the indebtedness of the Borrower; and the Borrower hereby grants to Crestmark all rights and privileges afforded a secured party under the Michigan Uniform Commercial Code.

         All payments other than scheduled payments paid hereunder shall, at the option of Crestmark, first be applied against accrued interest, and the balance against principal. Acceptance by Crestmark of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be a Default, and at any time thereafter and until the entire amount then due has been paid, Crestmark shall be entitled to exercise any and all rights Crestmark possesses.

         Borrower hereby waives presentment for payment, demand, notice of non-payment, notice of protest and protest of this Note, diligence in collection or bringing suit. The liability of Borrower shall be absolute and unconditional, without regard to the liability of any other party hereto.

         This Note is executed pursuant to and secured by a Security Agreement dated of even date herewith as the same may be amended, modified or altered from time to time (the 11 Security Agreement" ) and the Collateral therein defined and described. Reference is hereby made to said Security Agreement for additional terms relating to the transaction giving rise to this instrument, the security given for this instrument and additional terms and conditions under which this instrument matures, accelerates or may be prepaid.

ADDRESS:                                    BORROWER:

3910 Industrial Drive                       G-P Plastics, Inc.,
Rochester Hills, Michigan 48309             a Michigan Corporation

                                            By:  Copy
                                               ------------------------------

                                            Its: President

Tax ID Number:_______________

                               SECURITY AGREEMENT

         This Agreement is made this 11th day of February, 1999 by and between Crestmark Bank, whose address is 850 East Long Lake Road, Troy, Michigan 48098 (hereinafter referred to as "Bank") and G-P Plastics, Inc., a Michigan corporation, whose address is 3910 Industrial Drive, Rochester Hills, Michigan 48309 (hereinafter defined and referred to as "Borrower").

         BACKGROUND:

         WHEREAS, Borrower has requested a term loan from Bank evidenced by a Equipment Term Note in the original principal amount of $712,000 dated of even date herewith (the " Note" ) and secured by this Agreement, including all extensions, modifications, alterations, and amendments thereof; and

         NOW, THEREFORE, for and in consideration hereof, the parties hereto agree as follows:

         1. GRANT OF SECURITY INTEREST: Borrower hereby grants to Bank a continuing security interest in the "Collateral" described in Paragraph 2 below to secure the repayment of all indebtedness owed by Borrower to Bank, however incurred or evidenced, whether primary, secondary, 'contingent or otherwise, including without limitation, all indebtedness under the Note (collectively, the "Indebtedness") plus all interest, costs, expenses, and reasonable attorneys, fees, which may be incurred by Bank in the disbursement, administration, and collection of said Indebtedness, and in the protection, maintenance, and liquidation of the Collateral. This Agreement shall be effective and continue in effect so as long as any of the indebtedness of Borrower to Bank is outstanding and unpaid. Borrower will not sell, assign, transfer, pledge or otherwise dispose of or encumber any Collateral without the prior written consent of Bank.

         2. COLLATERAL: The "Collateral" covered by this Agreement is two Cincinnati Milacron 700 ton injection molding machines, as described and set forth more fully on the attached Exhibit A, including all present and future attachments and accessories thereto and replacements and additions thereto and proceeds of all of the foregoing, including amounts payable under any insurance policy.

         3. PERFECTION OF SECURITY INTEREST: Borrower shall execute and deliver to Bank, concurrently with Borrower's execution of this Agreement and at any time or times hereafter at the request of Bank (and pay the cost of filing or recording same in all public offices deemed necessary by Bank) all financing statements, assignments, certificates of title, notices and all other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and maintain the perfection of Bank's security interests in the Collateral. Borrower shall also make appropriate entries on its books and records disclosing Bank's security interests in the Collateral.

         4. WARRANTIES: Borrower warrants and agrees that while any of the Indebtedness remains unperformed and unpaid: (a) Borrower has full legal title to the Collateral and is the lawful owner of the Collateral with an unqualified right to subject the Collateral to the security interest herein granted to Bank;
(b) Bank's security interest in the Collateral is a first priority security interest, and except as set forth in paragraph 9, there are no financing statements covering any of the Collateral in any public office; (c) the Collateral is located in the State of Michigan at the address of Borrower set forth above, and Borrower's business location shall not be changed, nor the Collateral moved outside of Michigan, without the prior written consent of Bank, and Borrower further warrants that the Collateral, wherever located, is covered by this Agreement; (d) Borrower shall at all times maintain the Collateral in first class condition and repair; (e) Borrower will not change its name, form of business entity, or address without giving at least fifteen (15) business days prior written notice to the effective date of such change, and Borrower agrees that all documents, instruments and agreements demanded by Bank in response to such change shall be prepared, filed and recorded at Borrower's expense prior to the effective date of such change; (f) the Collateral will not be used for any unlawful purpose; (g) the execution and delivery of this Agreement and any instruments evidencing indebtedness will not violate or constitute a breach of Borrower's Articles of Incorporation, By-Laws or any agreement or restrict ion of any type whatsoever to which Borrower is a party or is subject; (h) all financial statements and information relating to Borrower delivered or to be delivered by Borrower to Bank are true and correct and, to the best of Borrower's knowledge, prepared in accordance with generally accepted accounting principles, and there has been no material adverse change in the financial condition of Borrower since the submission of any such financial information to Bank; (i) there are no actions or proceedings which are threatened or pending against Borrower which might result in any material adverse change in Borrower's financial condition or which might materially affect any of Borrower's assets or the Collateral; and
(j) Borrower has duly filed all federal, state, and other governmental tax returns which Borrower is required by law to file, and all such taxes required to be paid have been paid in full. Borrower will reimburse, indemnify and hold Bank harmless from and against any and all claims, expenses and costs, including reasonable attorneys' fees, arising from or related to any breach of these warranties.

         5. INSURANCE, TAXES, ETC.: Borrower shall (a) pay all taxes, levies, assessments, judgments and charges of any kind upon or relating to the Collateral, to Borrower's business, and to Borrower's ownership or use of any of its assets, income or gross receipts; (b) at its own expense, keep and maintain the Collateral fully insured against loss or damage by fire, theft, explosion and other risks in such amounts, with such companies, under such policies and in such form as shall be satisfactory to Bank, 'which policies shall expressly provide that loss thereunder shall be payable to Bank as its interest may appear (and Bank shall have a security interest in the proceeds of such insurance and may apply any such proceeds which may be received by it toward payment of Borrower's Indebtedness, whether or not due, in such order of application as Bank may determine); (c) maintain at its own expense public liability and property damage insurance in such amounts with such companies, under such policies and in such form as shall be reasonably satisfactory to Bank; and, upon Bank's request, shall furnish Bank with such policies and evidence of payment of premiums thereon. If Borrower at any time hereafter should fail to obtain or maintain any of the policies required above or pay a premium in whole or in part relating thereto, or shall fail to pay any such tax, assessment, levy, or charge or to discharge any such lien or encumbrance, then Bank, without waiving or releasing any obligation or default of Borrower hereunder, may at any time hereafter (but shall be under no obligation to do so) make such payment or obtain such discharge or obtain and maintain such policies of insurance and pay such premiums, and take such action with respect thereto as Bank deems advisable. All sums so disbursed by Bank, including reasonable attorneys' fees, court costs, expenses, and other charges relating thereto, shall be part of Borrower's Indebtedness secured hereby, and payable on demand.

         6. INFORMATION: Borrower shall permit Bank or its agents to inspect the Collateral and to observe the Collateral in operation. Borrower shall also furnish and deliver to Bank annual audited financial statements, balance sheets, and profits and loss statements prepared by a certified public accountant acceptable to Bank. Such reports shall set forth in detail Borrower's true condition as of the end of each of Borrower's fiscal years no later than ninety
(90) days after the end of each fiscal year. Borrower shall also furnish Bank with any and all other information concerning its affairs, the Collateral and its assets as Bank may request from time to time.

         7. DEFAULT: The occurrence of any of the following events and the continuation thereof for five (5) days after Borrower's receipt of written notice of such event will, for purposes of this Agreement, constitute a "Default": (a) failure by the Borrower to pay any amount owing on the Indebtedness when due whether by maturity, acceleration or otherwise; (b) any failure by the Borrower or any guarantor of all or any part of the Indebtedness to comply with any of the terms, provisions, warranties or covenants of this Agreement, the Note or any other agreement or commitment between the Borrower or any guarantor and Crestmark; (c) institution of remedial proceedings or other exercise of rights and remedies by the holder of any mortgage, security interest or other lien against the Collateral or any portion thereof; (d) the insolvency of the Borrower or any guarantor or the admission in writing of the Borrower's or any guarantor's inability to pay debts as they mature; (e) any statement, representation or information made or furnished by or on behalf of the Borrower or any guarantor to Crestmark in connection with or to induce Crestmark to provide any of the Indebtedness shall prove to be false or materially misleading when made or furnished; (f) institution of bankruptcy, reorganization, insolvency or other similar proceedings by or against the Borrower or any guarantor; (g) "the Collateral suffers any loss, theft, substantial damage or destruction, or any judgment or lien is issued or filed against the Collateral; (h) sale or other disposition by the Borrower or any guarantor of any substantial portion of assets or property, or the dissolution, merger, consolidation, termination of existence, insolvency, business failure or assignment for the benefit of creditors of or by the Borrower or any guarantor; (i) if there is any failure by the Borrower or any guarantor to pay when due any indebtedness (other than to Crestmark) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; (j) There is a substantial change in the existing or prospective financial condition or worth of the Borrower, any guarantor or the Collateral, which Crestmark in good faith determines to be materially adverse.

         8. REMEDIES UPON DEFAULT: Upon the occurrence of a Default, the Note and all other Indebtedness may (notwithstanding any provisions thereof) at the option of Bank, in whole or in part, and without demand or notice of any kind, be declared, and thereupon will immediately become due and payable. At such time, Bank may exercise, from time to time, any rights and remedies available to it under the Note, this Agreement, and applicable law, including, without limitation, the rights and remedies of a secured party under the Michigan Uniform Commercial Code. Borrower agrees, in case of Default, to immediately assemble, at its expense, all the Collateral at a convenient place acceptable to Bank and to pay all costs of Bank of collection and enforcement of the Note and of all other Indebtedness, including reasonable attorneys' fees and legal expenses, and including participation in Bankruptcy proceedings, and all expenses of any repairs to any realty or other property to which any of the Collateral may be affixed.

         BORROWER FURTHER AGREES THAT BANK SHALL, IN THE EVENT OF ANY DEFAULT, HAVE THE RIGHT TO PEACEFULLY RETAKE ANY OF THE COLLATERAL, BORROWER WAIVES ANY RIGHT IT MAY HAVE, IN SUCH INSTANCE, TO A JUDICIAL HEARING PRIOR TO SUCH RETAKING.

         9. PERMITTED ENCUMBRANCES: Notwithstanding anything contained in this Agreement to the contrary, Capital City Financial Group shall be permitted a junior security interest in the Collateral provided such interest is expressly and fully subordinate to the interest of Bank pursuant to the terms and conditions of a Subordination Agreement.

         10. GENERAL: Time shall be deemed of the very essence in this Agreement. Except as otherwise defined in this Agreement, all terms in this Agreement shall have the meanings provided by the Michigan Uniform Commercial Code. Bank shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes any action Borrower requests in writing, but failure of Bank to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and failure of Bank to preserve or protect any rights with respect to such Collateral against any prior parties or to do any act with respect to the preservation of such Collateral not so requested by Borrower shall not be deemed a failure to exercise reasonable care in the custody and preservation of such Collateral. Any delay on the part of Bank in exercising any power, privilege or right hereunder, or under any other instrument executed by Borrower to Bank in connection herewith shall not operate as a waiver thereof, and no single or partial exercise thereof, or the exercise of any other power, privilege or right shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. The waiver by Bank of any Default by Borrower shall not constitute a waiver of any subsequent defaults, but shall be restricted to the Default so waived. If any part of this Agreement shall be contrary to any law which Bank might seek to apply or enforce, or should otherwise be defective, the other provisions of this Agreement shall not be affected thereby, but shall continue in full force and effect. All rights, remedies and powers of Bank hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies and powers given hereunder or in or by any other instruments or by the Michigan Uniform Commercial Code, or any laws now existing or hereafter enacted.

         This Agreement has been delivered in Michigan, and shall be construed in accordance with the laws of the State of Michigan. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. The rights and privileges of Bank hereunder shall inure to the benefit of its successors and assigns and this Agreement shall be binding on all heirs, executors, administrators, assigns and successors of Borrower.

         11. SURVIVAL AND CONTINUATION: All representations, warranties, covenants, indemnifications, consents and agreements contained in this Agreement and/or any of the agreements executed in connection with the equipment term loan shall survive the execution of this Agreement, the and any investigations by Crestmark and shall be, and continue at all times while any Indebtedness is outstanding, to be true and accurate. Borrower shall immediately notify Crestmark, in writing, if any of the foregoing are or have become untrue.

         12. COUNTERPARTS: This Agreement may be executed in several counterparts, and each executed counterpart shall constitute an original instrument, but such counterparts shall together constitute but one and the same instrument.

         13. ENTIRE AGREEMENT: Borrower acknowledges that this is the entire Agreement between the parties except to the extent that writings signed by the party to be charged are incorporated herein by reference either in this Agreement or in such writings, and Borrower acknowledges receipt of a true and complete copy of this Agreement.

         IN WITNESS WHEREOF, the parties hereto execute this Agreement on the date and year first written above.


                                        "BORROWER"


                                        G-P Plastics, Inc.,
                                        a Michigan corporation

                                        By:  ???
                                           ----------------------------

                                        Its:  Treasurer


                                        "BANK"


                                        Crestmark Bank,
                                        a Michigan banking corporation

                                        By:  Tobin G. Dahm
                                            ---------------------------
                                             Tobin G. Dahm
                                        Its: Vice President

                                   EXHIBIT A


                           WILLIAMS & LIPTON COMPANY


APPRAISAL OF:
                                            FAIR MARKET            AUCTION
                DESCRIPTION                    VALUE                VALUE

     MACHINERY & EQUIPMENT

2    CINCINNATI-MILACRON MODEL 700-110,
     700-TON X 11O-OUNCE CAPACITY
     COMPUTERIZED HYDRAULIC RECIPROCATING
     SCREW PLASTIC INJECTION MOLDING
     MACHINES (RETROFITTED & REBUILT (1997/98)
     S/N'S 4007N70/74-15 (1974)-1155-SCS-4226-Al (1997)
          4007W70-74-11(1974)4007W-74-98 (1998)
     - REBUILT & RETROFIT BY (MPMR) MICHIGAN
       PLASTIC MACHINE REBUILDERS, INC.
     - BOTH MACHINES ORIGINALLY (1974)
       (FISHER BODY - GIMC TAGS)
     - HYDRAULIC CLAMP ACTION,
       APPROXIMATELY 57" CLAMP ACTION STROKE, 13" SCREW STROKE
     - FAUVER ONE SHOT LUBRICATION SYSTEM
     - 32" X 32" DISTANCE BETWEEN TIE BARS
     - FLOOR PAD CUSHIONS
     - FILTERS
     - CORE PULL - KNOCKOUTS
     - TRANSFORMERS
     - NEW WIRING
     - SOLID CONTROLS INC. (SCI) MODEL
       SCOREMASTER MACHINE MOUNTED
       COMPUTERIZED ELECTRICAL CONTROLLER
       SYSTEM
     - PRODUCTION PROCESS INC. PRODUCTION
       CYCLE CONTROLLER
     - HYDRAULCS
     - MOTORS & CONTROLS
     - (2) CONAIR AUTOMATIC VACUUM HOPPERS
       LOADER SYSTEMS WITH HOPPER
       S/N'S N0T AVAILABLE
     - HOSE
     - MOTORS CONTROLS


CONTINUED ON NEXT PAGE

                                    CORPORATE
                                    GUARANTY


                            DATED: February 11, 1999

                         PARTICULAR TERMS - DEFINITIONS

         As used in this Guaranty, the following terms and expressions have the respective meanings indicated opposite each of them:

Guarantor:
     Name:               Inmold, Inc.,
                         an Indiana corporation

     Address:            3910 Industrial Drive
                         Rochester Hills, Michigan 48309
Bank:
     Name:               Crestmark Bank, a Michigan bank

     Address:            850 East Long Lake Road
                         Troy, Michigan 48098

Borrower:
     Name:               G-P Plastics, Inc.,
                         a Michigan corporation

     Address:            3910 Industrial Drive
                         Rochester Hills, Michigan 48309

Note:
     Type:               Equipment Term Note

     Amount:             $712,000.00

     Date: Dated of even date herewith, including any extensions, renewals, amendments or modifications thereof

Collateral:              As defined in the Security Agreement

         THIS GUARANTY, above-dated, by Guarantor to Bank is made to induce Bank to make a $712,000 equipment term loan evidenced by the Note to Borrower and because Guarantor, which is the sole shareholder of Borrower, has determined that executing and delivering this Guaranty is in the Guarantor's best interest and is to the financial benefit of Guarantor, and for other good and valuable consideration, the receipt of which is hereby acknowledged.

         THE GUARANTOR AGREES AS FOLLOWS:

         1. Considieration/Nature of Guaranty: In consideration of and in order to induce Bank to make the loan evidenced by the Note to Borrower and other good and valuable consideration, the receipt of which is hereby acknowledged, Guarantor hereby absolutely, irrevocably and unconditionally guaranties to Bank:
(a) the full, prompt and unconditional payment, and not just the collectability of all indebtedness owed from Borrower to Bank, including, without limitation, all principal, interest and fees under the Note and all expenses and reimbursements under the Security Agreement (collectively, the "Indebtedness"), and (b) the punctual and faithful performance and observation by Borrower of all duties, agreements, covenants, representations and obligations of Borrower contained in the Loan Documents (as defined in paragraph 3 below), including but not by way of limitation, the truth and accuracy of all representations and warranties therein set forth.

         2. Absolute Obliqation, This Guaranty is an absolute, continuing, unconditional, and irrevocable guaranty and Guarantor shall not be relieved from any obligations hereunder until such time as this Guaranty has been terminated in accordance with Paragraph 12 herein. The obligations of Guarantor shall continue notwithstanding any defect in the genuineness, validity, regularity or enforceability of the Indebtedness or the Loan Documents, or any other circumstances whether or not referred to herein, which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

         3. The Loan Documents: The Note and Security Agreement and all other related instruments' documents and writings executed in connection with the loan (sometimes hereinafter collectively referred to as the "Loan Documents") are hereby incorporated into and made a part of this Guaranty by reference thereto, with the same force and effect as if fully set forth herein.

         4. Continuation of Liability: The liability and obligations of Guarantor shall in no way be affected, impaired, diminished or released by: (a) any amendment, amendment and restatement, alteration, extension, consolidation, renewal, waiver, indulgence, extension of time regarding performance or other modification of the Indebtedness or the Loan Documents; (b) any settlement or compromise in connection with the Loan Documents or Indebtedness; (c) any subordination of payments under the Indebtedness or the Loan Documents to any other debt or claim; (d) any substitution, exchange, release or other disposition of all or any part of the Indebtedness or the Loan Documents; (e) any failure, delay, neglect, or omission to act by Bank in connection with the Indebtedness, the Loan Documents or the Collateral; (f) any advances for the purpose of performing any covenant or agreement of Borrower, or curing any breach or event of default in the Loan Documents; (g) the filing by or against Borrower or the discharge or release of any obligations of Borrower or of any other person now or hereafter liable on the Indebtedness by reason of bankruptcy, insolvency, reorganization or other debtor's relief afforded Borrower pursuant to the present or future provisions of the Bankruptcy Code or any other state or federal statute or by the decision of any court; or (h) any other matter whether similar or dissimilar to the foregoing.

         5. Waivers: Guarantor unconditionally, absolutely and irrevocably waives each and every defense which under principles of guaranty or suretyship law would otherwise operate to impair or diminish the liability of Guarantor for the Indebtedness. without limiting the generality of the foregoing waiver, Guarantor agrees that none of the following acts, omissions or occurrences shall diminish or impair the liability of Guarantor in any respect and Guarantor waives: (a) notice of acceptance of this Guaranty and of creations of Indebtedness of Borrower to Bank; (b) presentment and demand for payment of any Indebtedness of Borrower; (c) protest, notice of protest, and notice of dishonor or default with respect to any of the Indebtedness or the Loan Documents; (d) all other notices to which Guarantor might otherwise be entitled; (e) any demand for payment under this Guaranty; (f) any defense arising by reason of any disability or any other defense of Borrower; and (g) any right or claim of right to cause a marshaling of Borrower's assets, and it is agreed that Bank shall be under no duty to marshal the assets of Borrower for Guarantor's benefit or any third party. No notice to or demand on Guarantor shall be deemed to be a waiver of the obligation of Guarantor or of the right of Bank to take further action without notice or demand as provided herein. No modification or waiver of the provisions of this Guaranty shall be effective unless in writing and no waiver shall be applicable except in the specific instance for which it is given.

         6. Immediate Liability/Exercise of Rights By Bank: This is an irrevocable, unconditional and absolute guaranty of payment and performance and Guarantor agrees that the liability of Guarantor on this Guaranty shall be immediate and shall not be contingent upon (i) the exercise or enforcement by Bank of whatever remedies it may have against Borrower, any other guarantor, or any other person or entity, or (ii) the enforcement of any lien or realization upon any security or Collateral Bank may at any time possess. At the election of Bank, any one or more successive and/or concurrent actions may be brought hereon against Guarantor, either in the same action, if any, brought against Borrower, or in separate actions, as often as Bank, in its sole discretion, may deem advisable. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Bank's right to proceed in any other form of action or proceeding or against other parties unless Bank has expressly waived such right in writing. Specifically, but without limiting. the generality of the foregoing, no action or proceeding by Bank against Borrower, under any document or instrument evidencing or securing the Indebtedness, or this

Guaranty, including but not by way of limitation, the Loan Documents shall serve to diminish the liability of Guarantor, except to the extent Bank realized payment by such action or proceeding. Receipt by Bank of payment or payments with knowledge of the breach of any provision of the Loan Documents shall not be deemed a waiver of such breach. All rights, powers and remedies of Bank hereunder and under any other agreement now or at any time hereafter in force between Bank and Guarantor shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law.

         7. Subodination/subrogation: In the event that Guarantor shall advance or become obligated to pay any sums to Borrower, or in the event that for any reason Borrower or any subsequent owner of any Collateral is now or shall hereafter become indebted to Guarantor, the amount of such indebtedness shall at all times be subordinate as to lien, time of payment and all other respects, to the amounts owing to Bank by Borrower. Furthermore, until the Indebtedness is paid in full, Guarantor hereby absolutely, irrevocably and unconditionally waives all rights Guarantor may have, at law or in equity to seek or claim subrogation (including any right of subrogation hereafter arising against Borrower resulting from a right of contribution from any other Guarantor) contribution, indemnification, or any other form of reimbursement from Borrower or from any other Guarantor by virtue of any payment(s) made to Bank under this Guaranty or otherwise. Interest will accrue from the date(s) the payment(s) upon the indebtedness was originally made. Guarantor agrees to indemnify and hold Bank harmless from and against any and all claims, actions, damages, costs, fees and expenses including, without limitation, reasonable attorney fees incurred by Bank in connection with Guarantor's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty, and also with respect to Bank's defending any preference or, fraudulent conveyance claim or action brought against Bank in any bankruptcy proceeding concerning Borrower or any Guarantor. Bank has no duty to enforce or protect any rights which the undersigned may have against Borrower or any other Person and Guarantor assumes full responsibility for enforcing and protecting these rights.

         8. Representations and Warranties/Notice/Financial Statements:
Guarantor represents, warrants and covenants to Bank that, as of the date of this Guaranty: (a) the fair salable value of Guarantor's assets exceeds its liabilities; (b) Guarantor is meeting its current liabilities as they mature;
(c) any financial statements of Guarantor furnished Bank are true and correct and include all contingent liabilities of Guarantor; (d) since the date of any financial statements furnished to Bank, no material adverse change has occurred in the financial condition of Guarantor; (e) there are no pending or threatened material court or administrative proceedings or undischarged judgments against Guarantor, and no federal or state tax liens have been filed or threatened against Guarantor ' nor is Guarantor in default or claimed default under any agreement for borrowed money. Guarantor agrees to immediately give Bank written notice of any material adverse change in its financial condition, including but not limited to litigation commenced, tax liens filed, default claimed under indebtedness for borrowed money or bankruptcy proceedings commenced by or against Guarantor. Guarantor shall deliver, timely to Bank, its annual financial statements for the preceding fiscal year; and at such reasonable times as Bank requests shall furnish its current financial statements to Bank. Guarantor is fully aware of the financial condition of Borrower. Guarantor delivers this Guaranty based solely upon its own independent investigation and in no part upon any representation or statement of Bank with respect thereto. Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning Borrower's financial condition as Guarantor may deem material to its obligations hereunder; and Guarantor is not relying upon, nor expecting, Bank to furnish it any information in Bank's possession concerning Borrower's financial condition.

         9. Expenses/Preferential Payments: Guarantor further agrees to pay all expenses incurred by Bank in connection with the enforcement of Bank's rights under the Loan Documents, this Guaranty, the collection of the Indebtedness or in the event Bank is a party to any litigation because of the existence of the Indebtedness, the Loan Documents or this Guaranty, as well as court costs, collection charges and reasonable attorney fees and disbursements. Guarantor further agrees that to the extent Borrower makes a payment or payments to Bank, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

         10. Transfer of Assets: Guarantor further agrees that until Borrower's Indebtedness to Bank is paid in full, Guarantor will not, without Bank's prior written consent, make any voluntary transfer of any of Guarantor's assets which would have the effect of materially diminishing Guarantor's present net worth.

         11. Assignability/Binding Effect: This Guaranty shall be assignable by Bank without notice to Guarantor and shall inure to the benefit of Bank and to any subsequent successors and assigns. Each reference herein to Bank shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also run. In the event of the death of Guarantor, this Guaranty shall continue in effect against the estate of said Guarantor. The pronouns and relative words herein used shall be read as if written in the plural, feminine, masculine or neuter form so as to appropriately refer to the parties designated.

         12. Termination. Notwithstanding anything contained herein to the contrary, the liability of Guarantor shall be terminated only in the event that
(i) Borrower shall pay to Bank in full the Indebtedness and (ii) the Loan Agreement is terminated. The revocation, termination, discharge or release, for any reason, of a guaranty of the Indebtedness by or on behalf of another guarantor, or by the executors or administrators of any deceased guarantor, will not affect Guarantor's continuing liability under this Guaranty.

         13. Severability: If any provision of this Guaranty is in conflict with any statute or rule of law or is otherwise unenforceable for any reason, then that provision shall be deemed null and void to the extent of the conflict or unenforceability and shall be deemed severable, but shall not invalidate any other provision of this Guaranty.

         14. Governing Law: This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to any choice of law principles which would otherwise require the application of the law of any other jurisdiction.

         15. Jurisdiction: GUARANTOR HEREBY WAIVES ANY PLEA OF JURISDICTION OR VENUE ON THE GROUND THAT SUCH GUARANTOR IS NOT A RESIDENT OF OAKLAND COUNTY, MICHIGAN, AND HEREBY SPECIFICALLY AUTHORIZES ANY ACTION BROUGHT To ENFORCE GUARANTOR'S OBLIGATIONS TO THE BANK TO BE INSTITUTED AND PROSECUTED IN EITHER THE CIRCUIT COURT OF OAKLAND COUNTY OR A DISTRICT COURT WITHIN THE BOUNDARIES OF OAKLAND COUNTY, AS APPROPRIATE, OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN AT THE ELECTION OF THE BANK, AND GUARANTOR HEREBY SUBMITS TO THE JURISDICTION OF SUCH COURT.

         16. Waiver of Jury Trial: GUARANTOR ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. GUARANTOR, AFTER CONSULTING WITH, OR HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL OF ITS CHOICE, KNOWINGLY WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY, THE INDEBTEDNESS OR THE COLLATERAL DOCUMENTS.

         17. Counterparts. This Guaranty may be executed in several counterparts, and each executed counterpart shall constitute an original instrument, but such counterparts shall together constitute but one and the same instrument.

         18. Complete Agreement: This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the agreement between Guarantor and Bank with respect to the subject matter of this Guaranty. Guarantor acknowledges and agrees with Bank that this Guaranty cannot be modified or amended in any respect except by an additional writing signed by both Guarantor and Bank.

         IN WITNESS WHEREOF, Guarantor hereto has executed this Guaranty as of the day and year first above written.

WITNESSES:                                       GUARANTOR:

     Tobin G. Dahm                               Inmold, Inc.,
----------------------------                     an Indian corporation
     Tobin G. Dahm

                                                 By:   John ??
                                                     --------------------------
                                                 Its:
                                                     --------------------------

Guarantor's Tax Identification Number:___________________